UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED CELL TECHNOLOGY, INC.

381 Plantation Street
Worcester, MA 01605

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On November 18, 2005

To Our Stockholders:

A Special Meeting of Stockholders of Advanced Cell Technology, Inc., a Nevada corporation (the “Company”), will be held on Friday, November 18, 2005 at 10:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, for the following purposes:

1.      To approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company; and

2.      To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of the Company’s Common Stock as reflected on the stock transfer books of the Company at the close of business on October 24, 2005, will be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

Worcester, Massachusetts October 24, 2005	By Order of the Board of Directors, Jonathan F. Atzen Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

ADVANCED CELL TECHNOLOGY, INC.

381 Plantation Street
Worcester, MA 01605

PROXY STATEMENT

For the Special Meeting of Stockholders
To Be Held On November 18, 2005

The Board of Directors of Advanced Cell Technology, Inc., a Nevada corporation (“we,” “us,” “our,” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement for use at the Company’s Special Meeting of Stockholders to be held on Friday, November 18, 2005 at 10:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, and any adjournments thereof (the “Special Meeting”).

GENERAL INFORMATION ABOUT VOTING

How Proxies Work

The Company’s Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Special Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement.

Who May Vote

Holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on October 24, 2005 are entitled to receive notice of and to vote their shares at the Special Meeting. As of October 24, 2005, there were 23,158,625 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Special Meeting.

How to Vote

You may vote in person at the Special Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Special Meeting in person. You may change your vote at the Special Meeting in one of the ways described below. All shares represented by proxies that have been properly voted and not revoked will be voted at the Special Meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If you choose to vote by proxy, simply mark your proxy, date and sign it, and return it in the enclosed postage-paid envelope. If you attend the Special Meeting, you will be able to vote your shares, even if you have already voted by mail. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

Revoking a Proxy

You may revoke your proxy before it is voted by:

•       providing written notice to the corporate Secretary of the Company before or at the Special Meeting;

•       submitting a new proxy with a later date; or

•       voting in person by ballot at the Special Meeting.

The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Special Meeting will not, by itself, revoke your proxy.

Quorum

The representation in person or by proxy of at least one half of the total voting power of the outstanding shares to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

Votes Needed

The approval of our reincorporation in the State of Delaware requires the approval of a majority of the voting power of our stockholders entitled to vote at the Special Meeting. To be approved, any other matters submitted to our stockholders require the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Special Meeting.

Shares that abstain from voting as to a particular matter will be counted for purposes of determining whether a quorum exists and for purposes of calculating the vote with respect to a particular matter, but will not be deemed to have been voted in favor of such matter. Shares held in “street name” by banks, brokers or other nominees who indicate on their proxy cards that they do not have discretionary authority to vote such shares as to a particular matter, which we refer to as “broker non-votes,” will be counted for the purpose of determining whether a quorum exists but will not be considered as present and entitled to vote with respect to a particular matter. Accordingly, abstentions will have the effect of a vote against a proposal, and broker non-votes will have the effect of a vote against our reincorporation in the State of Delaware, but will not have any effect upon the outcome of voting with respect to any other matters voted on at the Special Meeting.

Solicitation of Proxies

The Company will pay the expenses of soliciting proxies, which we anticipate will total approximately $10,000.00. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

INFORMATION STATEMENT

The following is a summary of the reincorporation of the Company in the State of Delaware. You should carefully read the entire proxy statement, as well as the exhibits attached hereto, for additional information.

Transaction:	Reincorporation in Delaware
Purpose:	To provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities.
Record Date:	October 24, 2005
Method:	Merger of ACT-NV with and into its wholly owned subsidiary, ACT-DE. See “Reincorporation Merger—Principal Feathers of the Reincorporation”
Exchange Ratio:	One share of common stock of ACT-DE for each share of common stock of ACT-NV owned by you as of the effective time of the merger.
Effective Date:	We intend for the reincorporation to be effective on or about November 18, 2005.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE VOTED ON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation of the Company in the State of Delaware.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our Common Stock at the close of business on October 24, 2005, the record date for determining our stockholders who are entitled to notice of and to vote on the reincorporation of the Company in the State of Delaware is 23,158,625. Each share of common stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Special Meeting. We have no other securities entitled to vote at the Special Meeting.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth information regarding beneficial ownership of our capital stock as of September 30, 2005 by:

•       each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•       each of our directors and named executive officers; and

•       all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		%
5% or Greater Stockholders:
Highview Associates LLC(1)	1,797,460		7.23%
ATP Capital(2)	3,028,906		13.13%
Anthem/CIC Ventures Fund, LP(3)	5,321,322		20.96%
Augustine Fund LP(4)	2,294,118		9.63%
Directors and Named Executive Officers
Michael D. West, Ph.D., President, Chief Scientific Officer, and Director	2,272,546	(5)	8.97%
William M. Caldwell, IV, Chief Executive Officer and Director	2,171,121	(6)	8.69%
Robert P. Lanza, M.D, Vice President Medical & Scientific Development	1,104,167	(7)	4.57%
Robert Peabody, CPA, Vice President Grant Administration, and Director	346,126	(8)	1.48%
James G. Stewart, Sr. Vice President and Chief Financial Officer	113,750	(9)	*
Jonathan F. Atzen, Sr. Vice President and General Counsel	198,333	(10)	*
Alan C. Shapiro, Ph.D., Director	213,695	(11)	*
Directors and Executive Officers as a Group (7 persons)	6,419,739	(12)	21.97%

*                    Less than 1%

(1)          The address for Highview Associates LLC is 900 North Pointe, Suite C406, Ghiradelli Square, San Francisco, CA 94106.

(2)          The address for ATP Capital is 60 East 42nd Street, Suite 3410, New York, NY 10165.

(3)          The address for Anthem/CIC Ventures Fund, LP is 225 Arizona Ave., Suite 200, Santa Monica, CA 90401. Includes (i) 1,773,778 shares subject to warrants and (ii) 545,652 shares subject to convertible debentures that are currently exercisable or exercisable within 60 days of September 30, 2005.

(4)          The address of Augustine Fund LP is 141 W. Jackson Blvd., Suite 2182, Chicago, IL 60604. Includes 764,706 shares subject to warrants that are currently exercisable, but which provide that the warrants may not be exercised if such exercise would result in the holder being deemed the beneficial owner of more than 9.9% of the then-outstanding shares of Common Stock.

(5)          Includes (i) 2,162,546 shares subject to stock options held directly by Dr. West that are currently exercisable or exercisable within 60 days of September 30, 2005, and (ii) indirect ownership of 110,000 shares subject to stock options held by the spouse of Dr. West that are currently exercisable or exercisable within 60 days of September 30, 2005 and of which Dr. West may be deemed the beneficial owner.

(6)          Includes (i) 1,114,999 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005 that are held directly by Mr. Caldwell, (ii) indirect ownership of 486,000 shares subject to currently exercisable warrants awarded to Andwell, LLC, an entity affiliated with Mr. Caldwell and of which he may be deemed the beneficial owner, and (iii) indirect ownership of 323,374 shares subject to stock options held by the spouse of Mr. Caldwell that are currently exercisable or exercisable within 60 days of September 30, 2005 and of which Mr. Caldwell may be deemed the beneficial owner.

(7)          Includes 1,104,167 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005.

(8)          Includes 323,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005.

(9)          Includes 113,750 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005.

(10)   Includes (i) 123,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005, and (ii) indirect ownership of 75,000 shares subject to currently exercisable warrants issued to Rocket Ventures, LLC, an entity affiliated with Mr. Atzen and of which he may be deemed the beneficial owner.

(11)   Includes (i) indirect ownership of 163,695 shares subject to convertible debentures held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner and (ii) 50,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2005 awarded as compensation for service on our Board of Directors.

(12)   Includes 6,150,198 shares subject to stock options, warrants or convertible debentures that are currently exercisable or exercisable within 60 days of September 30, 2005.

Change in Control of the Registrant

On January 31, 2005, the Company completed its acquisition of Advanced Cell, Inc., a Delaware corporation (f/k/a Advanced Cell Technology, Inc., “ACT”), pursuant to the terms of an Agreement and Plan of Merger dated January 3, 2005 (the “Merger Agreement”), the terms of which were previously reported in the Company’s Current Report on Form 8-K filed on January 4, 2005. A copy of the Merger Agreement was also attached as Exhibit 2.01 thereto.

Pursuant to the terms of the Merger Agreement, a wholly owned subsidiary of the Company merged with and into ACT (the “Merger”), with ACT surviving the Merger as a wholly owned subsidiary of the Company. As a result of the Merger, all of the outstanding shares of the capital stock of ACT were converted, on a pro rata basis, into the right to receive an aggregate of approximately 18,000,000 shares of the Company’s Common Stock. In connection with the Merger, the Company’s former President and sole

Director, David C. Merrell, sold 1,926,667 shares of Common Stock and resigned as an officer and director of the Company.

In addition, all outstanding options and warrants to acquire shares of the capital stock of ACT were converted into the right to receive shares of the Company’s Common Stock, and the Company assumed the Advanced Cell Technology, Inc. 2004 Stock Option Plan and the Advanced Cell Technology, Inc. 2004 Stock Option Plan II, and all options granted thereunder.

The Company has effected a complete change of business operations as a result of the Merger. The Company has terminated its previous business and has succeeded to, and is continuing the business operations and research efforts of ACT in the field of biotechnology. The Company is now a development-stage biotechnology company applying human embryonic stem cell technology in the field of regenerative medicine. Please see the “Business” discussion under Item 5 of our Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2005 for additional information regarding the Company’s business.

PROPOSAL ONE—REINCORPORATION MERGER

On September 15, 2005, the Company entered into a Securities Purchase Agreement with certain purchasers, a copy of which was filed as Exhibit 10.1 and incorporated by reference to our Current Report on Form 8-K dated September 15, 2005, as filed with the Securities and Exchange Commission on September 19, 2005. The Securities Purchase Agreement requires the Company to reincorporate in the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation (with the surviving corporation referred to as the Surviving Corporation), and a related merger and consolidation of Advanced Cell, Inc., the Company’s wholly owned subsidiary, with and into the Surviving Corporation. Failure to effectuate the reincorporation is an event of default under the agreement, the occurrence of which would require payment by the Company of the full principal amount of the debentures.

Further, the Board of Directors believes that the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) will benefit the Company and its stockholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs.

For these reasons, the Board of Directors believes that it is in the Company’s best interest if the Company incorporates in the State of Delaware. See “Certain Significant Differences between the Corporation Laws of Nevada and Delaware.”

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into a newly formed Delaware corporation (the “ACT Delaware”), the sole stockholder of which will be the Company, created for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Delaware Certificate of Incorporation and Bylaws are attached hereto as Exhibit A and Exhibit B, respectively.

On the effective date, (i) each outstanding share of Company Common Stock shall be converted into one share of ACT Delaware’s common stock and (ii) each outstanding share of ACT Delaware’s common stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock.

Upon completion of the Reincorporation, the daily business operations of the company will continue as they are presently conducted. The individuals who will serve as executive officers of the Company following the Reincorporation are those who currently serve as executive officers of the Company.

The Reincorporation will not effect a change in the Company’s name. The name will remain “Advanced Cell Technology, Inc.”

The Board of Directors of the Company has the authority, in the name and on behalf of the Company, to take any action to abandon the merger if it later determines that it would not be in the best interests of the stockholders of the Company at any time, up to and including the date on which the stockholders of the Company consent to approve the merger, without regard to whether the merger was approved by such consent.

Significant Differences Between the Corporation Laws of Nevada and Delaware

The Company is incorporated under the laws of the State of Nevada and ACT Delaware is incorporated under the laws of the State of Delaware. On consummation of the merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company’s Articles and the Company’s Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, ACT Delaware, and their rights as stockholders will then be governed by Delaware law and a Delaware Certificate and Delaware Bylaws which will be created under Delaware law.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada law”) to understand how these laws apply to the Company and ACT Delaware.

Classified Board of Directors.   The board of directors of the Company is not now divided into classes and the Company does not propose to divide the board into separate classes in connection with the change in domicile. However, should the Company ever consider dividing the board into classes, Delaware law permits a corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office, while Nevada law permits a corporation to classify its board into as many as four classes. This difference has no present impact on the Company, but would result in less flexibility in classifying the board should the Company choose to do so in the future.

Removal of Directors.   With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause or removal of directors when the board is divided into classes. Under the Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Accordingly, removal is easier in Delaware when the board is not classified. However, if the board is classified, Delaware law provides that a director can be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise.

Special Meetings of Stockholders.   Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called.

Indemnification of Officers and Directors and Advancement of Expenses.   Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. However, Nevada law also provides that a director or officer is not liable to the corporation or its shareholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith. Delaware and Nevada law also differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders’ rights with respect to this issue because the Company and ACT Delaware will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, ACT Delaware will be required to indemnify directors and officers. The board of directors of ACT Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

Limitation on Personal Liability of Directors.   A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to ACT Delaware to the fullest extent permitted by law. The similar limitation of liability provision under Nevada law applies automatically, unless limited in the certificate of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, the  limitation on liability contained in the certificate of incorporation of ACT Delaware will not extend to officers and will be more limited under Delaware law than the limit on officers and directors liability that applied to the Company under Nevada law. ACT Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

Dividends.   Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.   In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively. However, the Nevada law allows the board of directors, without shareholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased.  The Delaware law does not have a similar provision. Consistent with Delaware law, the Delaware certificate will authorize the board to amend, make, modify or repeal the Company’s bylaws.

Actions by Written Consent of Stockholders.   Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations.   In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations.  Both the Delaware law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.  The restrictions prohibit a corporation, except in limited circumstances, from engaging in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder.  Under Delaware law an interested stockholder is a person who holds 15% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation.  Under Nevada law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock is an interested stockholder.  Both the Delaware law and the Nevada law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation.  The Company did not do so in its Nevada certificate of incorporation, so the business combination limitation under Nevada law would have applied to the Company, but for the fact that historically the Company had fewer than 200 shareholders, which is the statutory minimum for application of the provision. The Delaware certificate also does not opt out of the application of the statutory provisions, so there is no change affecting stockholders.

Effect of the Reincorporation

The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by the Company’s transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send to ACT your stock certificates, as those stock certificates should be carefully preserved by you. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting a Delaware corporation.

Material Tax Implications

The following is a general discussion of certain U.S. federal income tax consequences of the Reincorporation. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated by the U.S. Treasury Department and judicial and administrative rulings and decisions in effect on the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. This discussion does not purport to address any U.S. federal estate or excise tax consequences, or any state, local, or foreign tax consequences. Further, this discussion does not address any federal, state or local income tax consequences of the subsequent merger and consolidation of the Company’s wholly owned subsidiary, Advanced Cell, Inc., into ACT Delaware. To ensure compliance with requirements imposed by the IRS in Circular 230, you are hereby informed that (i) any tax advice contained in this Proxy Statement is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein, and (iii) each shareholder should seek tax advice based on its particular circumstances from an independent tax advisor.

Company has not sought, and will not seek, a ruling from the Internal Revenue Service or an opinion of independent counsel that the proposed transaction effecting the Reincorporation, through the merger of Company into ACT Delaware and the exchange of Company shares for ACT Delaware shares by Company stockholders, will constitute a tax-free transaction to the Company, ACT Delaware, or Company stockholders.

The Company believes that the transaction effecting the Reincorporation will qualify as a tax-free “F” reorganization, under section 368(a)(1)(F) of the Code so that (i) the stockholders of Company whose shares are converted to ACT Delaware common stock will not recognize gain or loss for U.S. income tax purposes, (ii) the stockholders’ tax basis in Company shares will carry over to ACT Delaware shares received by stockholders as a result of the conversion, and (iii) the holding period of the ACT Delaware shares received by Company stockholders in the Reincorporation will include the holding period of Company shares that were converted as a result of the Reincorporation. In addition, neither Company nor ACT Delaware will recognize gain or loss for U.S. federal income tax purposes as a result of the Reincorporation.

If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then the stockholders of Company whose shares are converted to ACT Delaware common stock may recognize gain or loss for U.S. income tax purposes equal to the difference between the fair market value of the ACT Delaware shares received by the stockholder and that stockholder’s basis in the converted Company shares.

Material Accounting Implications

There is no material accounting impact of the reincorporation of the Company in the State of Delaware.

Regulatory Approvals

The Company is required to obtain the approval of its stockholders under Nevada law in order to effect the Reincorporation. In order to obtain this approval, the Company is required to prepare and circulate to its stockholders proxy materials meeting the requirements of the rules and regulations of the Securities and Exchange Commission. This proxy statement has been prepared by the Company in accordance with such rules and regulations, and is being circulated in order to obtain the required stockholder approval. Once such approval is obtained, the Company is required to file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada in order to effect the Reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Reincorporation.

Management recommends that stockholders vote “FOR” approval of the Reincorporation from the State of Nevada to the State of Delaware.

DISSENTERS’ RIGHTS OF APPRAISAL

Under Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the Reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with the NRS. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit C. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•       before the effective date of the Reincorporation, deliver written notice to Advanced Cell Technology, Inc., c/o Corporate Secretary, 381 Plantation Street, Worcester, MA 01605, stating that you intend to demand payment for your shares if the Reincorporation is completed; and

•       not vote your shares in favor of the Reincorporation, either by proxy or in person.

Failure to vote against the Reincorporation will not constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

If you satisfy those conditions, the Company will send you a written dissenter’s notice within 10 days after the Reincorporation is effective. This dissenter’s notice will:

•       specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•       inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

•       supply a form of payment demand that includes the date the Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•       set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

•       provide you a copy of Nevada’s dissenters’ rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•       demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•       certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•       deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S DISSENTERS’ RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

Within 30 days after receiving your properly executed payment demand, the Company will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). The payment will be accompanied by:

•       the Company’s balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•       an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•       information regarding your right to challenge the estimated fair value; and

•       a copy of Nevada’s dissenters’ rights statute.

The Company may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Reincorporation, the Company will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount the Company pays in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and the Company’s. You must make such demand within 30 days after the Company has made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after the Company receives your demand, the Company will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If the Company does not commence such legal action within the 60-day period, the Company will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•       the amount of the fair value of the shares, plus interest, in excess of the amount the Company paid; or

•       the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

The Company will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS’ RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF

NEVADA’S DISSENTERS’ RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders of the Company must be received at the Company’s principal executive offices within a reasonable time before the Company prints and mails its proxy materials for the 2005 Annual Meeting. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2005 Annual Meeting of Stockholders within a reasonable time before the Company prints and mails its proxy materials for the 2005 Annual Meeting, the proxy for the 2005 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1%, of the Company’s common stock for at least one year by the date the proposal is submitted, and must continue to hold those securities through the date of the 2005 Annual Meeting. Each stockholder may submit no more than one proposal for the 2005 Annual Meeting, and such proposal may not exceed 500 words.

OTHER MATTERS

The Board of Directors knows of no business that will be presented for consideration at the Special Meeting other than those matters described in this Proxy Statement. If any other business should come before the Special Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

The Board of Directors hopes that you will attend the Special Meeting. Whether or not you plan to attend the Special Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience. If you attend the Special Meeting you may still vote your stock personally even though you may have already sent in your proxy.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, information statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the following address or phone number: 381 Plantation Street, Worcester, MA 01605, Attn: Jonathan F. Atzen, Telephone: (508) 756-1212. If you want to receive separate copies of our proxy statements, information statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

BY ORDER OF THE BOARD OF DIRECTORS
Jonathan F. Atzen
Secretary
Worcester, Massachusetts
October 24, 2005

Exhibit A

CERTIFICATE OF INCORPORATION
OF
ADVANCED CELL TECHNOLOGY, INC.

ARTICLE I

The name of this corporation is Advanced Cell Technology, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The name and mailing address of the incorporator is Christopher E. Howard, Esq., Pierce Atwood LLP, One Monument Square, Portland, Maine 04101.

ARTICLE V

Section 1.   Number of Authorized Shares.   The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty Million (150,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Million (100,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

Section 2.   Common Stock.   The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

Section 3.   Preferred Stock.   The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4.   Dividends and Distributions.   Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5.   Voting Rights.   Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE VI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

ARTICLE VII

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ARTICLE IX

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article X. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

[SIGNATURE PAGE FOLLOWS]

The undersigned hereby acknowledges that the foregoing amended and restated certificate of incorporation is his act and deed and that the facts stated therein are true.

By:
Name:
Title:

Exhibit B

BY-LAWS OF
ADVANCED CELL TECHNOLOGY, INC.

ARTICLE I

STOCKHOLDERS

1.1   Place of Meetings.   All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board or the President or, if not so designated, at the principal office of the corporation.

1.2   Annual Meeting.   The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board or the President (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3   Special Meetings.   Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the President, and shall be called by the President or, in his absence or disability, by a vice president or by the Secretary upon the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice president, or secretary. In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4   Notice of Meetings.   Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

1.5   Voting List.   The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.6   Quorum.   Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1.7   Adjournments.   Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8   Voting and Proxies.   Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9   Action at Meeting.   When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

1.10   Nomination of Directors.

(a)    Except for (i) any directors entitled to be elected by the holders of preferred stock and (ii) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorships, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

(b)   To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (x) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (i) in the case of the annual meeting of stockholders of the corporation to be held in 2005 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (i) the sixtieth day prior to such special meeting and (ii) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

The stockholder’s notice to the Secretary shall set forth: (a) as to each proposed nominee (i) such person’s name, age, business address and, if known, residence address, (ii) such person’s principal occupation or employment, (iii) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (b) as to the stockholder giving the notice (i) such stockholder’s name and address, as they appear on the corporation’s books, (ii) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (v) a representation whether the stockholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination; and (c) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) such beneficial owner’s name and address, (ii) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, (iii) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (iv) a representation whether the beneficial owner intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock requirement to elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation.

(c)    The chairman of any meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10).

(d)   Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

(e)    Notwithstanding the foregoing provisions of this Section 1.10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

(f)    For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.11   Notice of Business at Annual Meetings.

(a)    At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

(b)   To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (i) in the case of the annual meeting of stockholders of the corporation to be held in 2005 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from stockholders in support of such proposal. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.

(c)    The chairman of any meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should so determine, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

(d)   Notwithstanding the foregoing provisions of this Section 1.11, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

(e)    For purposes of this Section 1.11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.12   Conduct of Meetings.

(a)   Chairman of Meeting.   Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b)   Rules, Regulations and Procedures.   The Board of Directors of the corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c)   Closing of Polls.   The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d)   Inspectors of Election.   In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the President shall appoint one or more inspectors or election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

1.13   Written Consent in Lieu of a Meeting.   Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE II

DIRECTORS

2.1   General Powers.   The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-laws.

2.2   Number, Election and Qualification.   Subject to the rights of holder of any series of Preferred Stock to elect directors, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3   Classes of Directors.   Subject to the rights of holder of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes:  Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided by resolution of the Board of Directors.

2.4   Terms of Office.   Subject to the rights of holder of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for a term expiring at the corporation’s annual meeting of stockholders held in 2005; each director initially appointed to Class II shall serve for a term expiring at the corporation’s annual meeting of stockholders held in 2006; and each director initially appointed to Class III shall serve for a term expiring at the corporation’s annual meeting of stockholders held in 2007; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

2.5   Allocation of Directors Among Classes in the Event of Increases or Decreases in the Authorized Number of Directors.   In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of such director’s current term, subject to such director’s earlier death, resignation or removal and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors in accordance with the provisions of Section 2.3. To the extent possible, consistent with the provisions of Section 2.3, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution of the Board of Directors.

2.6   Quorum.   A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified. In no case, however, shall less than one-third of the number of directors fixed pursuant to Section 2.2 of these By-laws constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.7   Action at Meeting.   Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the Certificate of Incorporation or by these By-laws.

2.8   Removal.   At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

2.9   Vacancies.   Subject to the rights of holder of any series of Preferred Stock, any vacancy or newly created directorships in the Board of Directors, however occurring shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

2.10   Resignation.   Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

2.11   Regular Meetings.   Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.12   Special Meetings.   Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the President, two or more directors, or by one director in the event that there is only a single director in office.

2.13   Notice of Special Meetings.   Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or electronic mail, or delivering written notice by hand, to such director’s last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (iii) by sending written notice, via first-class mail or reputable overnight courier, to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.14   Meetings by Conference Communications Equipment.   Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.15   Action by Consent.   Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board or committee.

2.16   Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors.

2.17   Compensation of Directors.   Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE III

OFFICERS

3.1   Titles.   The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2   Election.   The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3   Qualification.   No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4   Tenure.   Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

3.5   Resignation and Removal.   Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6   Vacancies.   The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

3.7   Chairman of the Board.   The Board of Directors may appoint from its members a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

3.8   President; Chief Executive Officer.   Unless the Board of Directors has designated the Chairman of the Board or another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors and the Chief Executive Officer (if the Chairman of the Board or another person is serving in such position) may from time to time prescribe.

3.9   Vice Presidents.   Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10   Secretary and Assistant Secretaries.   The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11   Treasurer and Assistant Treasurers.   The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.12   Salaries.   Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE IV

CAPITAL STOCK

4.1   Issuance of Stock.   Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

4.2   Certificates of Stock.   Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

4.3   Transfers.   Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

4.4   Lost, Stolen or Destroyed Certificates.   The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

4.5   Record Date.   The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

GENERAL PROVISIONS

5.1   Fiscal Year.   Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

5.2   Corporate Seal.   The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3   Waiver of Notice.   Whenever  notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

5.4   Voting of Securities.   Except as the Board of Directors may otherwise designate, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

5.5   Evidence of Authority.   A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6   Certificate of Incorporation.   All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7   Transactions with Interested Parties.   No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors at which the contract or transaction is authorized or solely because any such director’s or officer’s votes are counted for such purpose, if:

(a)    The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(b)   The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c)    The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.8   Severability.   Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

5.9   Pronouns.   All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VI

AMENDMENTS

These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

Exhibit C

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.   As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.   “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.   “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.   “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.   “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325  “Stockholder” defined.   “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.   “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.   “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.   Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.   A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.   The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.     Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.     Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.     Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)    Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1)   If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)    Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2.     A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.     There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)    The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)   The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)   Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)    The surviving or acquiring entity; or

(II)  Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)   A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.     There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.     A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.     A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)    He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)   He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.     If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a)    Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)   Must not vote his shares in favor of the proposed action.

2.     A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.     If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2.     The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)    State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)   Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)    Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)   Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)    Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089)

NRS 92A.440   Demand for payment and deposit of certificates; retention of rights of stockholder.

1.     A stockholder to whom a dissenter’s notice is sent must:

(a)    Demand payment;

(b)   Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)    Deposit his certificates, if any, in accordance with the terms of the notice.

2.     The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.     The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450   Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1.     The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.     The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460   Payment for shares: General requirements.

1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)    Of the county where the corporation’s registered office is located; or

(b)   At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.     The payment must be accompanied by:

(a)    The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b)   A statement of the subject corporation’s estimate of the fair value of the shares;

(c)    An explanation of how the interest was calculated;

(d)   A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)    A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470   Payment for shares: Shares acquired on or after date of dissenter’s notice.

1.     A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2.     To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480   Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.     A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.     A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490   Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.     If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.     A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.     The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.     The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.     Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)    For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)   For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.500   Legal proceeding to determine fair value: Assessment of costs and fees.

1.     The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.     The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)    Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)   Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.     In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.     This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

PROXY

ADVANCED CELL TECHNOLOGY, INC.

Proxy for the Special Meeting of Stockholders to be held on November 18, 2005

This Proxy is solicited on behalf of the Board of Directors

of Advanced Cell Technology, Inc.

The undersigned, revoking all prior proxies, hereby appoint(s) William M. Caldwell, IV and Jonathan F. Atzen, Esq., and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Advanced Cell Technology, Inc., a Nevada corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, on Friday, November 18, 2005, at 10:00 a.m., local time, and at any adjournment thereof (the “Meeting”).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
ADVANCED CELL TECHNOLOGY, INC.
November 18, 2005
Please detach and mail in the envelope provided

☒           Please mark votes as in this example.

To approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a merger of the Company with and into a newly formed Delaware corporation that is currently a wholly owned subsidiary of the Company.

FOR the reincorporation	WITHHOLD AUTHORITY to vote in favor of the reincorporation
☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. ☐

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature:	Date:
Signature:	Date:
NOTE:

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.